UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 6, 2012

MACK-CALI REALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On March 6, 2012, the Board of Directors of Mack-Cali Realty Corporation, the general partner of Mack-Cali Realty, L.P., voted to nominate current Class III directors Mitchell E. Hersh and Irvin D. Reid for re-election to the Board of Directors at the 2012 annual meeting of stockholders of the General Partner on June 5, 2012 (the “Annual Meeting”).  In addition, the Board of Directors determined not to nominate for re-election current Class III directors John R. Cali and Robert F. Weinberg, each of whom will retire and resign from the Board of Directors of the General Partner (the “Board of Directors”) at the conclusion of their current terms at the Annual Meeting. In the case of Mr. Weinberg, this determination was made in conjunction with the adoption of the tenure policy described in Item 8.01 below.  Concurrent with this action, the Board of Directors voted to reduce the size of the Board of Directors from twelve (12) members to ten (10) members effective upon the retirements of Messrs. Cali and Weinberg at the Annual Meeting.

In order for the number of directors in each class to remain as nearly equal in number as possible, effective upon the retirements of Messrs. Cali and Weinberg at the conclusion of their current terms as directors at the Annual Meeting, the Board of Directors has taken action to reclassify Alan S. Bernikow, a current Class I director, as a Class III director and has nominated him for election as a Class III director at the Annual Meeting together with Messrs. Hersh and Reid.  Assuming the election of the three Class III director nominees at the Annual Meeting, at the conclusion of the Annual Meeting the Board of Directors will consist of ten members with three Class I directors, four Class II directors and three Class III directors.

Item 8.01               Other Events.

On March 6, 2012, the Board of Directors adopted an amendment to the General Partner’s Corporate Governance Principles to establish a board tenure policy that fixes a mandatory retirement age of eighty (80).  Under the policy, no director who is, or would be over, the age of eighty (80) at the expiration of his or her current term may stand for re-election or be nominated to a new term on the Board of Directors and shall retire at the conclusion of such term without regard to whether a successor is duly elected and qualified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: March 8, 2012	By: /s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

MACK-CALI REALTY, L.P.

By: Mack-Cali Realty Corporation,
its general partner

Dated: March 8, 2012	By: /s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer